UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 12, 2024 (June 10, 2024)

Velo3D, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39757	98-1556965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2710 Lakeview Court,
Fremont,	California	94538
(Address of principal executive offices)		(Zip Code)
(408) 610-3915
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	VLD	New York Stock Exchange
Warrants to purchase one share of common stock, each at an exercise price of $11.50 per share	VLD WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification of Rights of Security Holders.

As further described in Item 5.07 of this Current Report on Form 8-K (this “Report”), at the Annual Meeting of Stockholders held on June 10, 2024 (the “Annual Meeting”), the stockholders of Velo3D, Inc., a Delaware corporation (the “Company”), approved an amendment to the Company’s Certificate of Incorporation, as amended (the “Charter”), to effect a reverse stock split of the issued and outstanding shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), at a ratio ranging from 1-for-5 and 1-for-50, with the exact ratio to be set within that range by the Company’s board of directors (the “Board”). On June 10, 2024, the Board approved the reverse stock split at a ratio of 1-for-35 (the “Reverse Stock Split”). On June 12, 2024, the Company filed a Certificate of Amendment (the “Certificate of Amendment”) to the Charter with the Secretary of State of the State of Delaware to effect the Reverse Stock Split, effective as of June 13, 2024.

As a result of the Reverse Stock Split, every 35 shares of Common Stock will be automatically reclassified and converted into one issued and outstanding share of Common Stock. No fractional shares will be issued in connection with the Reverse Stock Split. Any fractional shares resulting from the Reverse Stock Split will be rounded up to the nearest whole share. In connection with the Reverse Stock Split, the CUSIP number for the Common Stock will change to 92259N 203.

On June 13, 2024, the Company’s Common Stock will begin trading on the New York Stock Exchange on a reverse stock split-adjusted basis. The trading symbol of “VLD” will not change as result of the Reverse Stock Split.

The foregoing summary of the terms of the Certificate of Amendment and the Reverse Stock Split does not purport to be complete, and is qualified in its entirety by reference to the Certificate of Amendment, which is filed as Exhibit 3.1 to this Report and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on April 29, 2024, as supplemented by the supplement to the Proxy Statement (the “Supplement”) filed with the SEC on June 7, 2024. There were 204,533,877 shares of Common Stock present at the Annual Meeting, online or by proxy, which constituted a quorum for the transaction of business.

At the Annual Meeting, the Company’s stockholders voted on the following proposals:

1.To elect three Class III directors of the Company, each to serve a three-year term expiring at the 2027 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified;

2.To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024;

3.To approve the Certificate of Amendment to effect a reverse stock split of Common Stock at a ratio, ranging from one-for-five (1:5) to one-for-fifty (1:50), with the exact ratio to be set within that range at the discretion of the Board without further approval or authorization of the Company’s stockholders; and

4.To approve for purposes of complying with Section 312.03(c) of the New York Stock Exchange Listed Company Manual, the shares of Common Stock issuable pursuant to the Company’s Secured Notes and, if issued, the Additional Secured Convertible Notes (each as defined in the Proxy Statement).

The final results for each of these proposals are as follows:

Proposal 1: Election of Directors.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Bradley Kreger	158,404,798	1,731,240	44,397,839
Gabrielle Toledano	147,186,860	12,949,178	44,397,839
Matthew Walters	142,205,346	17,930,692	44,397,839

As a result, the stockholders elected each of Bradley Kreger, Gabrielle Toledano and Matthew Walters as Class III directors to serve until the 2027 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstentions
195,735,929	767,864	8,030,084
____________________________________________________

As a result, the stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. There were no broker non-votes on this matter.

Proposal 3: Approval of the Certificate of Amendment to Effect a Reverse Stock Split of the Common Stock.

Votes For	Votes Against	Abstentions	Broker Non-Votes
142,685,819	16,913,196	537,023	44,397,839

As a result, the stockholders approved the Certificate of Amendment to effect a reverse stock split of the Common Stock at a ratio, ranging from one-for-five (1:5) to one-for-fifty (1:50), with the exact ratio to be set within that range at the discretion of the Board without further approval or authorization of the Company’s stockholders.

Proposal 4: Approval, for purposes of complying with Section 312.03(c) of the New York Stock Exchange Listed Company Manual, the Shares of Common Stock Issuable Pursuant to the Secured Notes and, if issued, the Additional Secured Convertible Notes.

Votes For	Votes Against	Abstentions	Broker Non-Votes
145,703,662	6,554,167	7,878,209	44,397,839

As a result, the stockholders approved, for purposes of complying with Section 312.03(c) of the New York Stock Exchange Listed Company Manual, the shares of Common Stock issuable pursuant to the Company’s Secured Notes and, if issued, the Additional Secured Convertible Notes.

Item 7.01 Regulation FD Disclosure.

On June 11, 2024, the Company also issued a press release announcing the Reverse Stock Split, a copy of which is attached hereto as Exhibit 99.8. The information contained in this Item 7.01, including Exhibit 99.8, is being furnished to the SEC and, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of

1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

As described in more detail in the Proxy Statement, as a result of the Reverse Stock Split, the per share exercise prices of the Company’s outstanding options and warrants will increase proportionately, and the number of shares of Common Stock issuable upon the exercise of the Company’s outstanding options and warrants, or that relate to the Company’s restricted stock units and other equity awards, will decrease proportionately, in each case, based on the Reverse Stock Split ratio.

The Company has instructed Continental Stock Transfer and Trust Company (“Continental”) to send a notice to the holders of the Company’s outstanding: (i) public warrants to purchase up to 8,625,000 shares of Common Stock issued in the Company’s December 2020 initial public offering (the “Public Warrants”); and (ii) private placement warrants to purchase up to 4,450,000 shares of Common Stock issued in connection with the Company’s December 2020 initial public offering (the “Private Placement Warrants”), in each case, pursuant to that certain Warrant Agreement between JAWS Spitfire Acquisition Corporation and Continental, as warrant agent, dated December 7, 2020, informing the holders that, as a result of the Reverse Stock Split, each Public Warrant and Private Placement Warrant will become exercisable for 1/35th of a share of Common Stock at an exercise price of $402.50 per share.

Further, the Company has sent notices to the holders of the Company’s outstanding: (i) warrant to purchase up to 70,000 shares of Common Stock issued to Silicon Valley Bank (the “2022 Private Warrant”); (ii) warrants to purchase up to 36,000,000 shares of Common Stock in the Company’s December 2024 registered direct offering (the “RDO Warrants”); (iii) warrant to purchase up to 1,800,000 shares of Common Stock issued to A.G.P./Alliance Global Partners (“AGP”) in connection with the Company’s December 2024 registered direct offering (the “RDO Placement Agent Warrant”); (iv) warrants to purchase 21,949,079 shares of Common Stock issued to the holders of the Secured Notes (the “2024 Private Warrants”); (v) warrants to purchase up to 34,285,715 shares of Common Stock issued in the Company’s April 2024 reasonable best efforts public offering (the “RBEO Warrants”); and (vi) warrant to purchase up to 1,714,286 shares of Common Stock issued to AGP in connection with the Company’s April 2024 reasonable best efforts public offering (the “RBEO Placement Agent Warrant”), in each case, informing the holders of equivalent corresponding adjustments to the shares issuable upon the exercise of, and the exercise prices of, such warrants resulting from the Reverse Stock Split.

Copies of such notices are attached as Exhibits 99.1, 99.2, 99.3 99.4, 99.5, 99.6 and 99.7, respectively, to this Report and incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.
(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of Velo3D, Inc.
99.1	Form of Notice to Public Warrant and Private Placement Warrant Holders
99.2	Form of Notice to 2022 Private Warrant Holder
99.3†	Form of Notice to RDO Warrant Holders
99.4	Form of Notice to RDO Placement Agent Warrant Holder
99.5†	Form of Notice to 2024 Private Warrant Holders
99.6†	Form of Notice to RBEO Warrant Holders
99.7	Form of Notice to RBEO Placement Agent Warrant Holder
99.8	Press Release issued June 11, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Portions of this exhibit (indicated with markouts) have been redacted in accordance with Item 601(b)(10)(iv).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Velo3D, Inc.

Date:	June 12, 2024	By:	/s/ Bradley Kreger
		Name:	Bradley Kreger
		Title:	Interim Chief Executive Officer